                                                                      Exhibit 24


                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and/or directors of Oak Hill Financial, Inc., an Ohio corporation (the "Company"), hereby appoints John D. Kidd and H. Grant Stephenson as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-3 (the "Registration Statement") to register under the Securities Act of 1933, as amended, the sale by certain shareholders of the Company of 1,006,250 shares of common stock, without par value, of the Company and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorney-in-fact, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of June 2, 1998.

                  SIGNATURE                                        TITLE
            /s/ John D. Kidd                     President, Chief Executive Officer, Director
       ---------------------------------         (Principal Executive Officer)
                John D. Kidd

            /s/ Evan E. Davis                    Chairman of the Board
       ---------------------------------
                Evan E. Davis

            /s/ Richard P. LeGrand               Executive Vice President and Director
       ---------------------------------
                Richard P. LeGrand

            /s/ H. Tim Bichsel                   Secretary and Treasurer
       ---------------------------------         (Principal Accounting Officer)
                H. Tim Bichsel

            /s/ Barry M. Dorsey                  Director
       ---------------------------------
                Barry M. Dorsey

            /s/ Rick A. McNelly                  Director
       ---------------------------------
                Rick A. McNelly

            /s/ Donald R. Seigneur               Director
       ---------------------------------
                Donald R. Seigneur

            /s/ H. Grant Stephenson              Director
       ---------------------------------
                H. Grant Stephenson

            /s/ C. Clayton Johnson               Director
       ---------------------------------
                C. Clayton Johnson

            /s/ D. Bruce Knox                    Director
       ---------------------------------
                D. Bruce Knox